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                                                                    EXHIBIT 10.1

                               LICENSE AGREEMENT

This License Agreement is made and entered into effective as of September 30, 1999 (the "Effective Date") by and between HNC SOFTWARE INC., a Delaware corporation having its principal offices at 5935 Cornerstone Court West, San Diego, California 92121-3728 ("HNC"), and DIGITAL INSIGHT CORPORATION, a Delaware corporation having its principal offices at 26025 Mureau Road, Calabasas, California 91302 ("Licensee").

RECITALS

     A. HNC is the developer of a certain proprietary software system known commercially as the Capstone(TM) Decision Manager for consumer lending, mortgage lending, and payment card which tracks consumer loan, real estate loan, and credit card applications from initiation through decisioning (the "Capstone Decision Manager").

     B. Licensee provides to community financial institutions and credit unions certain products and services related to Internet banking, cash management and web site development. Licensee desires to obtain a license for the use of a software similar to the Capstone Decision Manager that is capable of supporting multiple financial institutions on a single platform.

     C.     Licensee desires to license the Capstone Decision Manager.


     NOW, THEREFORE, in consideration of the mutual agreements and obligations contained herein, the parties agree as follows:

                                   ARTICLE 1

                              Certain Definitions
                              -------------------

For purposes of this Agreement, the following terms shall have the meanings set forth herein:

     1.1 This "Agreement" means this License Agreement between Licensee and HNC, as it may be amended from time to time by a writing signed by authorized officers of both HNC and Licensee.

     1.2    "Confidential Information" has the meaning set forth in Article 6.

     1.3 "Designated System" means Licensee's computer systems as described in Exhibit 3 of this Agreement.

     1.4 "Designated Use" shall have the meaning as described in Exhibit 3 of this Agreement.

     1.5 "Documentation" means the human readable user manuals, and related written materials provided by HNC that describe the use, functionality, output and/or other characteristics of the Software or guidance regarding proper Use of the Software, in either electronic or printed form.

     1.6 "End User" means current and potential customers or members of Licensee Clients who will use Software for business and personal use that is customary to the lending industry and not for redistribution.

     1.8 "Error" means a defect in the Software that prevents it from functioning in substantial conformity with its Documentation.

     1.9 "Software" means all the software owned by HNC that is described as the "Software" in Exhibit 2 to this Agreement, whether in source or object code form. The software programs that are included in the Software are used together collectively to form a single system.

     1.10 "Intellectual Property" means, collectively, patents, copyrights, trademarks, trade names, trade secrets, and other proprietary and intellectual property rights.

     1.11   "License" means the license rights granted by HNC to Licensee in
Article 2 of this Agreement with respect to the Software.
---------

     1.12 "Licensee Client" means current or future clients of Licensee comprised of federal credit unions or community banks with assets of $10 billion or less who have contracted or will contract with Licensee for internet-based software products and services.

     1.13 "Receipt" means the date on which delivery of the Software occurs, as evidenced by Client's notice of receipt by way of a separate letter to HNC or signed delivery documents.

     1.14 "Release" means commercially released modifications to the Software which correct any Errors or defects in the version of the Software (including Documentation) delivered to Licensee pursuant to this Agreement (e.g., by way of example only, "version 5.2", where the new Release is signified by the digit to the right of the decimal).

     1.16 "Territory" means the United States of America and its commonwealth, protectorate or territory.

     1.17 "Use" means to load, execute, employ, utilize, store, display, distribute or copy any machine readable portion of the Software in accordance with the terms and conditions of this Agreement or to make use of any Documentation or related materials in connection with the execution of any machine readable portion of the Software in accordance with the terms and conditions of this Agreement.

     1.18 "Version" means any commercially released modifications or enhancements to the Software product which improve the efficiency or effectiveness of the functions of or add new functionality to the Software or Documentation (such as a release of a new full version of the Software, e.g., by way of example only, "Version 5.0", where the new Version is signified by the digit to the left of the decimal).



                                   ARTICLE 2
                                   ---------

                         Software License; Transfers;

                         Intellectual Property Rights

     2.1    Grant of License of the Software.  Subject to the terms and
            --------------------------------
conditions of this Agreement, HNC hereby grants to Licensee, a nonexclusive, nontransferable license to Use the Software only in object code form, only in the Territory, only at the Licensee Site and on the Designated System for the Designated Use identified in this Agreement, solely for the benefit of Licensee or to sublicense under the terms and conditions set forth in Exhibit 4 to Licensee Clients for use with End-Users. Except for agents or contractors of Licensee who Use the Software in accordance with this Agreement solely for the purpose of assisting Licensee in exercising its License under this Agreement in the performance of their duties for Licensee, Licensee will not permit any other person or entity to Use the Software other than as permitted herein. HNC shall deliver to Licensee one (1) object code copy of the Software, and, Licensee may make and Use any number of object code copies of the Software to the extent reasonably needed to use the Software in connection with Licensee's business for the benefit of multiple Licensee Clients as

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permitted in this Agreement and to enable Licensee to follow normal backup and disaster recovery procedures.

     2.2    Grant of License of Documentation. Subject to the terms and
            ---------------------------------
conditions of this Agreement, particularly Article 4, HNC hereby grants to Licensee, a nonexclusive, nontransferable license to Use, copy and reproduce in any form the Documentation, to prepare Licensee documentation as a derivative work thereof, and to copy and distribute Licensee documentation, which may include HNC's Documentation, to Licensee Clients.

     2.3    Grant of License of Trademark.  Subject to the terms and conditions
            -----------------------------
of this Agreement, HNC hereby grants to Licensee, a nonexclusive, nontransferable license to use and reproduce certain of HNC's logos, trademarks and servicemarks in connection with the Use and promotion of the Software in a manner approved by HNC. HNC agrees that the Software and the Documentation may contain the name, logo and/or trademark of Licensee and/or Licensee Clients, subject to reasonable restrictions as may be imposed by HNC.

     2.4    Mergers and Acquisitions Involving Licensee.  The parties recognize
            -------------------------------------------
that the fees charged to Licensee under this Agreement may be determined by taking into account a number of factors, depending on the product licensed, including, but not limited to, the number of Licensee installations anticipated to use the Software and, as applicable, the quantity of data processed. For that reason, the parties agree that in the event Licensee is merged with, acquired by or acquires another entity, or otherwise acquires the rights to process the accounts of another entity, that HNC and Licensee will, in good faith, negotiate and agree to the amount of any additional or increased fees which may be payable to HNC; provided however, that in no event shall the amount of the One-Time License Fee be adjusted after the payment of such Fee. Licensee agrees it will not process any data from such other entity (either combined with Licensee, or as a separate portfolio) through the Software until HNC and Licensee have negotiated the amount of such additional or increased fees.

     2.5    Protection of HNC Intellectual Property.  The Software and
            ---------------------------------------
Documentation are protected by U.S. and international copyright and patent laws. Client will reproduce on each copy of the Software and the Documentation the HNC copyright notice and any other proprietary legends that were in the original
copy supplied by HNC.   Licensee shall not remove or destroy any copyright
notice or other proprietary legends or markings placed upon or contained in the
Software.   Licensee shall not adopt or use any trade name, trademark, or service mark that is, in HNC's reasonable good faith opinion, confusingly similar to the mark or trade name that HNC uses to identify the Software or the services that Licensee performs with the Software in accordance with the provisions of this Section 2.3. Licensee agrees that neither Licensee, nor its
                                                      -------
employees, representatives, and/or agents will decompile, reverse engineer, disassemble, or otherwise reduce the Software to a human perceivable form or permit any other party to do so. Except as may be otherwise provided in this Agreement, Licensee may not copy, modify, adapt, translate, rent, lease, loan, resell for profit, or create derivative works based upon, the Software. No right, title, or interest in or to the Software or any Intellectual Property in or related thereto is conveyed or assigned by HNC by virtue of this Agreement, except as may be expressly licensed under the terms and conditions set forth herein. HNC retains and reserves the sole and exclusive worldwide right, title, and interest in and to all of the Software, Documentation, any custom code developed by HNC for Licensee (if applicable), and all worldwide intellectual property rights therein and all copies thereof, in whole or in part, subject only to the limited non-exclusive license rights granted to Licensee pursuant to this Agreement.

                                   ARTICLE 3
                                   ---------

                       Delivery of the Software; Escrow

     3.1    Delivery.  HNC shall deliver the Software to Licensee on or before
            --------
September 30, 1999 in a form or medium that permits installation on Licensee's System with reasonable ease. Upon delivery of the Software, Licensee agrees to confirm Receipt to HNC by facsimile or overnight delivery to the address for notice provided in Section 11.8 of this Agreement.

     3.2    Software Escrow. Within thirty (30) days after the execution of this
            ---------------
Agreement, HNC will provide a copy of the Software into escrow with DSI Technology Escrow Services on terms reasonably acceptable to Licensee at the cost of Licensee. Within thirty (30) days after the delivery of any enhancements, upgrades, versions or Custom Programming, HNC will provide a copy into escrow with a third party acceptable to Licensee and on terms acceptable to Licensee. In the event that the Software Escrow Account is utilized, HNC shall provide Licensee with sufficient documentation to enable Licensee to utilize the Software.

                                   ARTICLE 4
                                   ---------

                    Documentation and Maintenance Services

     4.1    Documentation.  Two (2) numbered sets of Documentation will be
            -------------
provided to Licensee for the Software. HNC will also deliver one (1) set of such Documentation in electronic format upon Licensee's written request at no additional charge to Licensee. If Licensee wishes to utilize such electronic Documentation, Licensee may provide such Documentation to Licensee Clients or use such Documentation for internal purposes only in connection with its training and related materials, subject to Licensee acknowledgement that HNC owns all worldwide right, title, and interest in and to the Documentation, including, but not limited to, ownership of the worldwide copyrights to the Documentation. In addition, any document created by Licensee and/or any Licensee Client that contains any material from such Documentation must also contain the following statement on the same page where Licensee and/or Licensee Client includes its copyright notice and other attributions: "Portions of this document are copyrighted by HNC Software Inc. and are used by permission of HNC Software Inc."

     4.2    Maintenance of the Software.  There are no maintenance and/or
            ---------------------------
support services provided by HNC under this Agreement

     4.3    New Versions and Products.  The parties acknowledge their
            -------------------------
understanding and agree that this Agreement does not include: (i) Versions; or
(ii) any current or future HNC products which are not included in the Software as delivered to Licensee pursuant to this Agreement. The parties further acknowledge and agree that if Licensee should wish to license a future Version of the Software licensed hereunder (a "Future Version") (when and if such Future Version is available), Licensee may do so under separately negotiated terms regarding installation, support and other such matters. Licensee's licensee fee for such Future Version will be equal to the difference between the list price in effect for the currently licensed Version of the Software as of the Effective Date ("Licensed Version Effective Date") and the list price for such Future Version in effect at the time Licensee licenses such Future Version;, provided that upon Licensee's license of any Future Version, it shall replace Licensee's current licensed version of the Software hereunder. HNC acknowledges and agrees that the agreement for the license of the Future Version (including its price) with Licensee shall be negotiated in good faith and shall be on terms no less favorable to Licensee than terms provided to any of HNC's other licensee, of similar stature, of HNC for such Future Version.

                                       2
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                                   ARTICLE 5
                                   ---------

                              Fees; Payment Terms

     5.1    Invoices and Payment.  All amounts stated in this Agreement are in
            --------------------
U.S. Dollars and shall be paid to HNC in U.S. Dollars. Unless otherwise noted in this Agreement, all invoices from HNC to Licensee pursuant to this Agreement will be due and payable by Licensee to HNC within thirty (30) days of Licensee's receipt of such invoice.

     5.2    Late Charges.  Any payment due to HNC hereunder (including but not
            ------------
limited to payments of license fees or reimbursements of expenses) that remain unpaid for more than thirty (30) days after the date such payment is due to HNC hereunder are subject to a one percent (1.0%) per month late fee.

     5.3    One-time License Fee.  In addition to any other fees payable to HNC
            --------------------
under this Agreement and in consideration of HNC's grant to Licensee of license rights described in this Agreement, Licensee agrees to pay HNC the One-Time License Fee set forth in Exhibit 1, subject to the volume limitations set forth in the exhibit.

     5.4    Travel-Related Expenses.   All travel expenses reasonably incurred
            -----------------------
by HNC personnel in connection with the performance of this Agreement will occur only after Licensee's approval, which will not be unreasonably withheld and such expenses are in addition to the payment of any other fees payable to HNC under this Agreement.

     5.5    Fees Are Exclusive of Taxes. All payments by Licensee to HNC under
            ---------------------------
this Agreement for any fees and reimbursement of any expenses will be exclusive of any sales, use, service, or value added taxes, or any other levy, tariff, duty or tax of any kind whatsoever imposed by any governmental authority with respect to the services rendered or expenses incurred by HNC hereunder (other than a tax imposed upon HNC's income). With the exception of the taxes described in the foregoing parenthetical, Licensee agrees to pay, within sixty
(60) days of receipt of the applicable HNC invoices, any such tax whenever such tax is imposed by a governmental authority.

     5.6    Price Adjustments. The parties shall review, in good faith, all
            -----------------
fees, prices, and expense reimbursement rates set forth in this Agreement upon each anniversary of the Agreement Effective Date (the "Adjustment Date"), including each year during any renewal of this Agreement. Adjustments may be made to all such fees, prices, labor rates and expense reimbursement rates within three (3) months of the Adjustment Date if both parties agree to the proposed adjustment.


                                   ARTICLE 6
                                   ---------

     6.1    Confidential Information.
            ------------------------

            6.1.1 Licensee and HNC each agree that neither will, at any time during or after the term of this Agreement, disclose or disseminate to any other person or entity, or use except as permitted by this Agreement, any information regarding the business, data, processes, technology, software or products of the other party obtained during the course of performance under this Agreement (the "Confidential Information"). The Confidential Information of HNC will include, but not be limited to, the Software, its Documentation and any related materials. Each party will use its best efforts to ensure that any Confidential Information obtained from the other party will be disclosed only to the receiving party's employees and agents and only on a "need-to-know" basis, and that such employees and agents will be bound by an obligation to maintain the confidentiality of the Confidential Information substantially similar to the obligations of HNC and Licensee under this Section. Nothing contained herein will be construed to restrict or impair in any way the right of the parties to disclose or communicate any information which (i) is at the time of its disclosure hereunder generally available to the public; (ii) becomes generally available to the public through no fault of the receiving party; (iii) is, prior to its initial disclosure hereunder, in the possession of the receiving party as evidenced in a documentary form; or (iv) is acquired by the receiving party from any third party having a right to disclose it to the receiving party or not known to the receiving party to be in breach of the obligation of confidentiality.

            6.1.2 Should disclosure of any information or material covered by this Agreement be sought by way of legal mandate, subpoena, court order, administrative decree, or by any lawful means while the same is in the possession of the party in receipt of such information (the "Recipient") by or anyone acting for, or at the direction of the Recipient, the Recipient shall advise the party which disclosed such information (the "Discloser") of this promptly and subsequently confirm its advice in writing. In addition it shall provide the Discloser by the most expeditious means available with copies of any papers seeking the disclosure of such information together with copies of all material sought if the same exist and are under the Recipient's control. The Recipient shall not disclose any information voluntarily in such circumstances and shall, if requested by the Discloser, take appropriate action to safeguard the confidentiality of such information including, but not limited to, at the Discloser's expense, seeking a protective order of a court of competent jurisdiction.

            6.1.3 Both parties acknowledge that the Confidential Information received from the Discloser under this Agreement contains valuable trade secrets of said party, the disclosure of which would cause irreparable harm to Discloser that could not be remedied by the payment of damages alone. Accordingly, for any breach by Recipient of this Section, the Discloser will be entitled to seek from any court of competent jurisdiction (i) a temporary restraining order; (ii) preliminary and permanent injunctive relief; and (iii) an equitable accounting for all profits or benefits arising out of such breach.

     6.2    Remedies; Survival.  HNC and Licensee agree that in the event that
            ------------------
either party breaches any of the provisions contained in this Article, then, notwithstanding the provisions of Section 11.10, the nonbreaching party shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary restraining order, (ii) preliminary and permanent injunctive relief; and (iii) an equitable accounting for all profits or benefits arising out of such breach. Such rights or remedies shall be cumulative and in addition to any other rights or remedies to which the non-breaching party may be entitled. The provisions of this Article 9 shall continue in effect following termination of this Agreement and expiration or termination of the Term.

                                   ARTICLE 7
                                   ---------

                        Representations of the Parties

     7.1    HNC.  HNC represents and warrants to Licensee that: (i) it is a
            ---
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) it has the corporate power and authority to enter into this Agreement and perform all of its obligations hereunder, (iii) it has the right to grant all licenses granted by HNC to Licensee herein; (iv) HNC is the owner of and/or has all necessary rights in all the Software necessary to grant Licensee the License to use the Software granted by HNC to Licensee under this Agreement; (v) there are no claims, liens or

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clouds on the title or right with respect to HNC's ownership of the Software;
and (vi) to the best of HNC's knowledge, the Software does not infringe upon any proprietary right or intellectual property rights of any third party.

     7.2    Licensee.  Licensee represents and warrants to HNC that: (i) it is a
            --------
corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) it has the corporate power and authority to enter into this Agreement and perform all of its obligations hereunder

     7.3    Intellectual Property Indemnification.
            -------------------------------------

            7.3.1  Indemnification.  HNC will indemnify Licensee against, and
                   ---------------
hold Licensee harmless from, any liability, cost, loss, or expense arising out of any claim, demand, or action alleging that the Software or any portion thereof as furnished under this Agreement and used within the scope of the licenses granted to Licensee hereunder infringes any third-party rights in a trade secret, a U.S. copyright or a U.S. patent that issued prior to the Effective Date; provided that: (i) Licensee promptly gives written notice
                -------- ----
of the claim, demand, or action to HNC; (ii) Licensee gives prompt assistance to HNC in connection with the defense and/or settlement of such claim, demand or action; and (iii) HNC directs, controls, and fully participates in the defense of or any settlement of such claims, demand or action, to the extent it does not unfairly prejudice Licensee.

            7.3.2  Exceptions.  Notwithstanding the foregoing, HNC's indemnity
                   ----------
obligations under Section 7.3.1 will not apply to any claim, demand or action arising from: (i) modifications made to the Software that were not authorized by HNC; (ii) the combination of the Software product with any products not provided by HNC; or (iii) Licensee's specifications or requested modifications.

            7.3.3  Injunctions.  In the event that Licensee's use of the
                   -----------
Software or portion thereof in accordance with this Agreement is enjoined in an action as described in Section 7.3.1, or HNC reasonably believes that it will be so enjoined, then HNC will, at its sole option and expense: (i) procure for Licensee the right to continue using the Software or portion thereof; (ii) replace the same with non-infringing software of equivalent functions and efficiency; or, if neither (i) nor (ii) may be accomplished despite HNC's reasonable efforts, (iii) terminate this Agreement with regard to the given Software or portions thereof that are alleged to infringe a third party's rights and receive a refund of the unearned License Fees equal to a pro-rata amount of the License Fees actually paid amortized over a five year period (as measured from the Effective Date).

            7.3.4  Sole and Exclusive Remedy.  THE REMEDIES SPECIFIED IN THIS
                   -------------------------
SECTION 7.3 WILL BE CLIENT'S SOLE AND EXCLUSIVE REMEDIES IN CONNECTION WITH ANY ALLEGED OR ACTUAL INFRINGEMENT OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY RIGHTS BY THE SOFTWARE OR ITS DOCUMENTATION.

                                   ARTICLE 8
                                   ---------
                               Limited Warranty;
                         Conformity to Specifications;
                    Limited Liability; Warranty Disclaimer


     8.1    Conformity to Documentation.  HNC hereby warrants that the Software
            ---------------------------
will substantially conform to its Documentation and will function substantially in conformity with the Documentation from the earlier of either (1) twelve months from date of Receipt of the HNC Software or (2) the date the Software is first placed into "Production Use" (defined as processing an End-User application for a fee) by Licensee (the "Warranty Period").. If Licensee discovers an Error in the Software during the Warranty Period, then HNC agrees to use its reasonable commercial efforts to correct, cure, replace or otherwise remedy, at HNC's option, such material malfunction without additional charge to Licensee, upon HNC's receipt of written notification from Licensee, provided that such notice is furnished to HNC during the Warranty Period, within three
(3) days of such notice, or if the malfunction cannot be remedied within such time, to begin such corrective action within three (3) days, provided that, in any event, the malfunction is remedied no later than thirty (30) days of such notice. Licensee agrees to cooperate and work closely with HNC in a prompt and reasonable manner in connection with HNC's correction efforts.

     8.2    Year 2000 Compliance.    HNC represents and warrants that the
            --------------------
Software is year 2000 Compliant (as defined below). The provisions of this Section shall not apply to any error or deficiency caused by operation of software other than the Software (for example, operating system or external database providers, or database software), any failure of such software to properly and accurately exchange data with the Software in a form and format compatible with the Software or any hardware or other equipment operated by Licensee. HNC shall use reasonable efforts to promptly correct any reproducible failure of the Software to be Year 2000 Compliant. HNC agrees to provide Licensee with any information Licensee may reasonably request with respect to HNC's Year 2000 preparedness. For purposes of this Agreement, "Year 2000
                                                               ---------
Compliant" means that a software program, when used in accordance with its
---------
program, when used in accordance with its documentation and when processing data containing dates in the year 2000 and in any preceding and following years, will correctly store, represent, calculate, compare, manipulate, sequence and otherwise correctly manage in all respects data involving dates, including single-century formulas, multi-century formulas and leap year calculations, and will not cause an abnormal termination of or within such software program or result in incorrect or invalid values or calculations generated involving such dates.

     8.3    Configuration and Support. HNC represents and warrants that the
            -------------------------
Software is configurable and commercially reasonable to maintain (exclusive of the maintenance services provided by HNC as part of its maintenance and support services generally made available to its customers under a separate maintenance agreement) within the Licensee's Designated System and consistent with Licensee's Designated Use.

     8.4 REMEDIES AND DISCLAIMER. LICENSEE'S SOLE REMEDY FOR ANY BREACH OF WARRANTY UNDER THIS AGREEMENT WILL BE TO HAVE HNC USE ITS REASONABLE COMMERCIAL EFFORTS TO CURE SUCH BREACH AS PROVIDED HEREIN BY REPAIRING OR REPLACING THE SOFTWARE OR, IF NEITHER OPTION IS PRACTICABLE, HNC WILL REFUND THE LICENSE FEES PAID PLUS INTEREST AT A RATE OF 6% PER ANNUM FROM THE DATE OF PAYMENT. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 8.1, 8.2 AND 8.3 ABOVE, HNC MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, UNDER THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES REGARDING MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CORRESPONDENCE WITH DESCRIPTION.

     8.5    Limited Liability.  REGARDLESS WHETHER ANY REMEDY SET FORTH HEREIN
            -----------------
OR IN ANY OF HNC'S LIMITED WARRANTIES IN SECTIONS 8.1, 8.2 AND 8.3 HEREOF FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, HNC WILL NOT BE LIABLE FOR ANY LOST PROFITS, LOSS OF BUSINESS OR FOR INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES SUFFERED BY LICENSEE, ITS RESPECTIVE CUSTOMERS OR OTHERS ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE SOFTWARE, THE DOCUMENTATION OR ANY OTHER HNC PRODUCTS OR SERVICES, FOR ALL CAUSES OF ACTION OF ANY

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KIND (INCLUDING BUT NOT LIMITED TO TORT, CONTRACT, NEGLIGENCE, STRICT PRODUCT
LIABILITY AND BREACH OF WARRANTY) EVEN IF HNC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     8.6    Limit on Maximum Liability.   EXCEPT FOR THE INDEMNIFICATION UNDER
            --------------------------
SECTION 7.3, HNC'S TOTAL LIABILITY UNDER THIS AGREEMENT WILL IN NO EVENT EXCEED THE TOTAL DOLLARS PAID BY LICENSEE TO HNC UNDER THIS AGREEMENT (EXCLUSIVE OF REIMBURSED EXPENSES) PLUS INTEREST AT THE RATE OF 6% PER ANNUM FROM THE DATE OF PAYMENT.

                                   ARTICLE 9
                                   ---------

                      Term; Material Breach; Termination

     9.1    Term.   This Agreement, after it has been signed by an authorized
            ----
representative of each of the parties, will be binding upon the parties as of the Effective Date and will continue in full force and effect unless otherwise terminated in accordance with Section 9.2 below.

     9.2    Events of Termination.  Either HNC or Licensee will have the right,
            ---------------------
at its option, to terminate this Agreement if:

            9.2.1 the other party materially breaches this Agreement, and fails to cure such material breach within thirty (30) days after written notice or such shorter time as provided for in Section 8.1 in the case of HNC;

            9.2.2 the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or

            9.2.3 the other party becomes the subject of an involuntary petition in bankruptcy or involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, and such involuntary petition or proceeding is not dismissed within sixty (60) days of the earlier of its filing or commencement.

     9.3    HNC's Remedies.  Upon termination by reason of Licensee's uncured
            --------------
breach or bankruptcy as provided above: (i) all rights of Licensee (and Licensee Clients and End-Users) to use the Software hereunder will cease; and (ii) HNC's obligation (if any) to provide any services under this Agreement will immediately cease. In addition, HNC will immediately return to Licensee all copies of Licensee's Confidential Information, and related materials.

     9.4    Licensee's Remedies.  Upon termination by reason of HNC's uncured
            -------------------
breach or bankruptcy as provided above: (i) Licensee shall be entitled to all of the remedies provided herein; and (ii) all rights of Licensee (and Licensee Clients and End-Users) to use the Software under the license granted shall not be effected and shall continue in full force and effect following the termination.

     9.5    Survival.  The following rights and obligations will survive any
            --------
termination or expiration of this Agreement: (a) Licensee's obligations to make any payments due to HNC hereunder that accrued prior to termination; and (b) the rights and obligations of the parties under Sections 2.5 (Protection of HNC's Intellectual Property), 6 (Confidentiality), 8.4 (Warranty Disclaimer), 8.5 (Limited Liability), 8.6 (Limit on Maximum Liability), 9.3 (HNC's Remedies), 9.4 (Licensee's Remedies) 9.5 (Survival) and 10.3 (Exclusivity).

                                  ARTICLE  10
                                  -----------

                     Additional Agreements of the Parties

     10.1   Reference Site Services.  Each party agrees to become a production
            -----------------------
site reference for the Software for the other party. In connection thereto, the parties will permit up to a reasonable number of on-site visits per year by prospective clients and telephone reference calls, subject to availability, which permission will not be unreasonably withheld. Each party agrees to reasonably contact the other party's representative in advance of any contact by any prospective customer.

     10.2   Press; Publicity.  Upon execution of this Agreement and from time
            ----------------
to time thereafter, the parties may agree to issue joint press releases with respect to the relationship between HNC and Licensee. Neither party will make or issue any external press statement regarding the terms of this Agreement or the relationship between the parties unless it has received the written consent of the other party signed by an authorized officer of such party, which will not be unreasonably withheld.

     10.3   Exclusivity.  The parties will collaborate on the development of the
            -----------
Custom Programming Services. It is intended that Licensee will provide considerable technical and other assistance and input based on competitive and proprietary information in its possession. For a period of **** from the first Production Use of the Custom Programming Services HNC agrees that it shall not, without the prior written consent by an authorized officer of Licensee, distribute, sell, or offer to sell, or provide to ****, the Custom Programming Services software.

[****] Certain information in this exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

     10.4   Custom Programming Services.  HNC shall perform the custom
            ---------------------------
programming services, for the fees and times, set forth in Exhibit 5 ("Custom Programming Services").

                                  ARTICLE 11

                                    General
                                    -------

     11.1   Disclaimer of Partnership and Agency.  HNC and Licensee are
            ------------------------------------
independent contractors and will have no power, nor will either of the parties represent that is has any power, to bind the other party or to assume or to create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name. This Agreement will not be construed as constituting HNC and Licensee partners, joint venturers or agents or to create any other form of legal association that would impose liability upon one party for the act or failure to act of the other party.

     11.2   Counterparts.  This Agreement may be executed in counterparts, which
            ------------
taken together shall constitute one single Agreement between the parties.

     11.3   Section Headings; Exhibits.  The section and subsection headings
            --------------------------
used herein are for reference and convenience only, and will not enter into the interpretation hereof. The Exhibits referred to herein and attached, and to be attached hereto, are incorporated in this Agreement to the same extent as if set forth in full herein.

     11.4   No Waiver.  No delay or omission by either party hereto to exercise
            ---------
any right or power occurring upon any non-compliance or default by the other party with respect to any of the terms of this Agreement will impair any such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants, conditions, or agreements to be performed by the other will not be construed to be a waiver of any succeeding breach thereof or of any covenant, condition, or agreement herein contained. No waiver of any rights of a party under this Agreement will be effective unless such waiver is set forth in a writing signed by such party.

     11.5   Severability.  Whenever possible, each provision of this Agreement
            ------------
will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be unlawful, prohibited by or invalid under applicable law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any of the remaining provisions of this Agreement.

     11.6   Governing Law.  This Agreement will be governed by and construed in
            -------------
accordance with the internal laws of the State of California, U.S.A. applicable to agreements made in California by California residents.

     11.7   Entire Agreement.  This Agreement, and the Exhibits hereto
            ----------------
constitute the entire agreement and understanding between the parties regarding the subject matter hereof, and supersede all prior agreements, understandings, documents and statements regarding such subject matter, and there are no understandings or agreements relative hereto other than those which are expressed herein. No amendment or modification of this Agreement will be effective unless it is in writing and is executed by both HNC and Licensee.

     11.8   Notices.  Under this Agreement, if one party is required to give
            -------
notice to the other, such notices shall be deemed given when personally delivered or three (3) business days after being mailed by an express mail service (e.g., FedEx, UPS, DHL, etc.) and addressed as follows (or to such other address for notice as a party may subsequently notify the other in accordance with the provisions of this Section):

     If to HNC:       HNC Software Inc.

                      5930 Cornerstone Court West

                      San Diego, CA 92121-3728

                      Attention: V.P. Finance

     If to Licensee:  Digital Insight Corporation

                      26025 Mureau Road

                      Calabasas, CA 91302

                      Attention: Meheriar Hasan

     With a copy to:  Digital Insight Corporation

                      26025 Mureau Road

                      Calabasas, CA 91302

                      Attention:  Legal Counsel

     11.9   No Assignment.  Neither party shall, without the prior written
            -------------
consent of the other party, assign or transfer this Agreement, and any attempt to do so without first obtaining such written consent will be void and of no force and effect. Notwithstanding the foregoing, this Agreement may be assigned by operation of law through a merger, reorganization, consolidation, or sale of all or substantially all its assets.

     11.10  Excused Performance.  Notwithstanding anything to the contrary
            -------------------
herein, neither party shall be deemed to be in default of any provision of this Agreement or be liable to the other party or to any third party for any delay, error, failure in performance or interruption of performance due to any act of God, war, insurrection, riot, boycott, strikes, interruption of power service, interruption of communications service, labor or civil disturbance, acts of any other person not under the control of either party or other similar causes, the occurrence of which are (i) not reasonably foreseeable by a party other than by virtue of the fact that similar things have happened in the past from time to time, and (ii) beyond the reasonable control of that party. Licensee and HNC shall each use its best efforts to remedy its delay, error, failure to perform, or incomplete performance in a manner which is fair and equitable to both parties. The delayed party shall give the other party reasonable written notification of any material or indefinite delay due to such causes. This Agreement shall be deemed to have been amended to extend the term of this Agreement by the period of time attributable to the excusable delay.

     11.11  Further Assurances.  Each party shall take such action (including
            ------------------
but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by the other party for the implementation or continuing performance of this Agreement.

     11.12 Dispute Resolution. Other than as specifically stated otherwise herein, any controversy or claim between Licensee and HNC arising from or in connection with this Agreement or the relationship of the parties under this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, other than a dispute regarding ownership of the Software, Documentation or Intellectual Property rights (a "Dispute"), shall be resolved by the parties through negotiations conducted in good faith. If the parties are unable to resolve the Dispute by good faith negotiation, the Dispute shall be submitted to final, binding arbitration by one (1) arbitrator with expertise relevant to the dispute, which arbitrator shall be reasonably acceptable to both parties. Any such arbitration shall be held in the State of California and conducted under the then current Commercial Arbitration Rules of the American Arbitration Association. If the parties cannot agree upon an arbitrator, an arbitrator shall be selected in accordance with such rules. Each party shall share equally in the cost of arbitration and shall bear its own expenses including professional fees.

IN WITNESS WHEREOF, HNC and Licensee have caused this Agreement to be signed in duplicate and delivered by their duly authorized representatives as of the Effective Date.

HNC SOFTWARE INC.

BY  Diane S. Morgan
    ---------------

TITLE  V.P. Sales + Mkt.
       ----------------

SIGNATURE  /s/ Diane S. Morgan
           -------------------

LICENSEE

BY  MEHERIAR HASAN
    --------------

TITLE  V.P. PRODUCT MANAGEMENT
       -----------------------

SIGNATURE  /s/ Mehariar Hasan
           ------------------

                               LIST OF EXHIBITS

                                      to

                               LICENSE AGREEMENT




Exhibit 1           Fees and Payment Terms and Conditions


Exhibit 2           Description of the Software


Exhibit 3           Designated System, Licensee Site and Designated Use


Exhibit 4           Form of Processor Client Agreement Terms


Exhibit 5           Custom Programming Services

                                   EXHIBIT 1
                                   ---------

                     FEE AND PAYMENT TERMS AND CONDITIONS

I.   License Fees
-----------------

A. Fees. In consideration of HNC's grant to Licensee of the non-exclusive right to use the HNC Software as described in Article 2 of this Agreement, Licensee agrees to pay HNC the following one-time License Fees, subject to the volume limitations below:

---------------------------------------------------------------------------------------------
Component                                                                One-Time License Fee
---------------------------------------------------------------------------------------------
Capstone Decision Server - 3.x* (object code)                            $****
---------------------------------------------------------------------------------------------
Credit Card Decisioning Module - 3.x* (object code)                      $****
---------------------------------------------------------------------------------------------
Consumer Loan Decisioning Module - 3.x* (object code)                    $****
---------------------------------------------------------------------------------------------
Mortgage Loan Decisioning Module - 3.x*  (object code)                   $****
---------------------------------------------------------------------------------------------
US Credit Subsystem Module- 3.x* (object code)                           $****
---------------------------------------------------------------------------------------------
Total One Time License Fees:  $****
---------------------------------------------------------------------------------------------

* "x" - as defined in Exhibit 2 of this Agreement.

B. Maximum Volume Limitation:

------------------------------------------------------------------------------------------
Maximum Annual Volume (**)                                               **** applications
------------------------------------------------------------------------------------------

** Measured from the preceding 12 month period as of each annual anniversary of the Effective Date of the Agreement, adjusted for the succeeding twelve (12) month period according to the Volume Upgrades in II below.

C. Payable. Such one-time License Fee will be payable to HNC as follows:

-------------------------------------------------------------------------------------------------------------------------
Item                                                           When Due and Payable                            Amount Due
-------------------------------------------------------------------------------------------------------------------------
One-time License Fees - First Installment                      Upon execution of this Agreement                $****
-------------------------------------------------------------------------------------------------------------------------
One-time License Fees - Second Installment                     One Hundred and Eighty (180) days from the      $****
                                                               Effective Date of this Agreement
-------------------------------------------------------------------------------------------------------------------------


     II.  Volume Upgrade Fees

----------------------------------------------------------------------------------------------------------------------------------
From                                                           To                                 Amount
----------------------------------------------------------------------------------------------------------------------------------
-0- Applications(***) per year                                 **** Applications per year         $**** per Application
----------------------------------------------------------------------------------------------------------------------------------
**** Applications per year                                     **** Applications per year         $**** per Application above ****
                                                                                                        applications per year
----------------------------------------------------------------------------------------------------------------------------------
**** Applications per year                                     And above                          $**** per Application above ****
                                                                                                        application per year
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

     (***) "Applications" means decisioned-applications where the application results in an approval, denial or review by the financial institution. Application does not include withdrawn, cancelled or unprocessed applications.


          THE EXHIBIT AND ITS PRICING IS ONLY EFFECTIVE IF THIS AGREEMENT IS EXECUTED BY BOTH PARTIES ON OR BEFORE 11:59 P.M., SEPTEMBER 30, 1999

[****] Certain information in this exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT 2
                                   ---------


                        DESCRIPTION OF THE HNC SOFTWARE



          The HNC Software consists of the following

     Capstone Decision Manager

          .    Capstone Decision Server 500 (object code) - Version 3.x

          Includes:

          .    Capstone Configuration Workstation (object code) - Version 3.x

          .    Capstone Server Monitor (object code) - Version 3.x

          . Capstone Decision Starter Set (object code) - Version 3.x, including:

                    Sample Report Templates (Capstone Configuration Code)


          . Aquarius Decision Process Libraries (Configuration Export Files) (object code)- Version 1.11Capstone Mortgage Only US Credit Subsystem Module (object code ) - Version 3.x

          . Capstone Configuration Modules for Credit Card and Consumer Loan Decisioning (object code) - Version 3.x



     "x" in the version numbers noted above means any Releases to Version 3 of
                                                      --------
     the HNC Software - Capstone.


     CAPSTONE IS A TRADEMARK OF HNC SOFTWARE INC. AND LICENSEE AGREES TO RECOGNIZE SAID MARK AS SUCH.

     Product Description
     -------------------


     The following Documentation constitutes the functional specifications for the HNC Software. Such Documentation will be provided to Licensee concurrently with the delivery of the HNC Software:


     1.  System Reference Capstone Version 3.x (Cap0004)

     2.  User's Guide Capstone Configuration Workstation Version 3.x (Cap0001)

     3.  User's Guide Capstone Server Monitor Version 3.x (Cap0003)

     4.  Aquarius Suite Decision Process Libraries Version 1.11 (Aqu0003)



     Licensee agrees to promptly acknowledge its receipt of such Documentation (including any revised Documentation which may be produced by HNC from time to time in connection with any release updates to the HNC Software) using the acknowledgement form to be furnished to Licensee by HNC.

                                   EXHIBIT 3
                                   ---------


                       Description of Designated System
                       --------------------------------

    Principal Server Complex - Sun Microsystems Enterprise 6500 (6 x 336MHz
          CPU, 4GB RAM) plus associated application server processors

     Backup Server Complex - Sun Microsystems Enterprise 6500 (6 x 336MHz
          CPU, 4GB RAM) plus associated application server processors


                                Licensee's Site
                                ---------------

    Principal Data Center located at 26025 Mureau Road, Calabasas, CA 91302
                           ("Principal Data Center")

       Backup Data Center located at Herndon, VA ("Backup Data Center")


                         Description of Designated Use
                         -----------------------------

     Designated Use means the process of capturing and storing credit application data from End Users residing in the Territory who would like to apply for a Licensee Client loan product customarily offered by financial institutions and then applying Licensee Client credit policies and guidelines to establish the creditworthiness of the End User, including the use of automated decision engine technology to process such application and render a credit decision.


     To support this Designated Use, Licensee will Use the Software at its Principal Data Center for the purpose of processing credit applications on behalf of Licensee Clients. Credit application data will be submitted either by End Users or employees of Licensee Clients. A backup copy of the Software will be simultaneously Used in Licensee's Backup Data Center to enable continuous provision of service from Licensee to Licensee Clients and End Users in the event of a systems failure at Licensee's Principal Data Center.

     Licensee will Use a separate copy of the HNC Software at its Principal Data Center and its Backup Data Center for each Licensee Client to whom credit application processing services are being provided by Licensee.

                                   EXHIBIT 4
                                   ---------

                   FORM OF PROCESSOR CLIENT AGREEMENT TERMS


     1. Licensee grants to Licensee Client ("Licensee Client"), defined as a customer of Licensee that will use the Software for the Designated Purpose) a nonexclusive, nontransferable sublicense to use the HNC Software only in object code form as provided herein and to use the Documentation for the HNC Software. Licensee Client's rights may not be sublicensed, assigned, or transferred in any respect, whether by operation of law or otherwise, except as specifically set forth in this Agreement. Licensee Client's rights and license with respect to the HNC Software are subject to termination if Licensee's rights under the License Agreement between HNC and Licensee are terminated by reason of an uncured breach or bankruptcy by Licensee.

     Client agrees to take such reasonable steps as necessary to insure the following (including, if reasonably necessary, the insertion of following terms and conditions in Licensee's agreements with its Licensee Client):

               (a) Title to and ownership of the Software shall remain exclusively with HNC and its licensors (if any). Licensee Client shall not alter or erase any proprietary notices appearing on the Software.

               (b) The Software and Documentation contains trade secrets of HNC, and to protect them, Licensee Client agrees not to decompile, reverse engineer, disassemble, or otherwise reduce the Software to human perceivable form. Except as otherwise provided in this Agreement, Licensee Client may not use, copy, modify, adapt, translate, rent, lease, loan, resell for profit, distribute, network or create derivative works based upon the Software or any part thereof.

               (c) HNC and its licensors (if any) shall not be liable to Licensee Client or any third party for any damages, including direct, indirect, incidental, consequential or punitive damages, that may arise from use of the Software, whether or not HNC or anyone else has been advised of the possibility of such damages.

                                   EXHIBIT 5

                                Custom Software

     Description of Custom Programming Services:

     The Custom Programming Services shall introduce additional architecture to support a complete segregation of all aspects of a Licensee Client's business process. This shall include, but will not be limited to:

     . segregation of application data, configurations, workflows, users, queues, reports and data access

     . ability to include within a given Licensee Client configuration, elements

     For clarification, these specific features shall be supported:

          SINGLE DATABASE USAGE

          .  ****

          USER ADMINISTRATION

          ****. The architecture of Capstone and the Configuration Workstation tool shall enforce/./ the following constraints:
                     ----------

          .  ****

          .  ****

          .  ****

          .  ****

          .  ****

          WORKFLOW CONFIGURATION

          ****. The architecture of Capstone and the Configuration Workstation tool shall enforce the following constraints:
                     -------

          .  ****

          .  ****

          .  ****

          USER AND WORKFLOW SYNCHRONIZATION

          . **** The architecture of Capstone and the Configuration Workstation tool shall enforce the following constraints:
                                 -------

          .  ****

          .  ****

          DATA ACCESS

          . **** The architecture of Capstone and the Configuration Workstation shall enforce the following constraints:
                            -------
          .  ****

          .  ****

          .  ****


[****] Certain information in this exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

----------------------

/./ "Enforce" shall mean that specific functionality within the product exists to prevent violations of the required behavior.

          REPORTING AND ANALYSIS

          . **** The architecture of Capstone and the Configuration Workstation tool shall enforce the following constraints:
                                 -------

          .  ****

          .  ****


License Fees:

     The License Fee for the Custom Programming Services shall be a one-time fee of $**** due upon delivery.


Milestones

     HNC shall use its commercially reasonable efforts towards completion of the Custom Programming Services within a reasonable time after the project has begun not to exceed 120 days, with an option by either party to extend the completion date by an additional 30 days. Once delivered, the Custom Programming Services shall be thereafter included in the definition of Software as defined in Section 2 of this Agreement.

[****] Certain information in this exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.